AmStem International Corp. Fulfilling the worldwide promise of stem cells Investor Presentation 3 rd Quarter 2008 Phase II Exhibit 99.1

Safe Harbor Statement
Statements included in this presentation, which are not historical in nature, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Statements relating to the future financial performance of the Company are subject to many factors including, but not limited to, the customer acceptance of the products in the market, the existence of competitive products and product development, commercialization and
technological difficulties, and other risks detailed in the Company’s
Securities and Exchange Commission filings.
Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties.
Actual results may differ from those set forth in the
forward-looking statements.  When used in this presentation the terms
"anticipate," "believe," "estimate," "expect," "may," "objective," "plan,"
"possible," "potential," "project," "will" and similar expressions identify forward-looking statements.  The forward-looking statements
contained in this presentation are made as of the date hereof, and we do not undertake any obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise.

Disclosure Statement
This presentation and the information herein in our 8-K. By your attendance at this presentation (if you attended in person) or your receipt of a copy of this presentation, you agree to hold in strict confidence the existence and contents of this presentation, including without limitation the potential offering.

What’s the Deal?
• Stem Cell Therapy International (SCTI) Is a U.S. publicly traded corporation (OTCB: SCII).  SCTI will change its name to AmStem
International and acquire 90% of Histostem, Ltd. of Korea.
Histostem will continue its current Korean operations and will remain a publicly traded Company in the Korean market as a 90%
owned subsidiary of AmStem International.

What Will AmStem Do?
• Pursue U.S. and European markets from a base in the San
Francisco Bay Area’s booming stem cell environment, while
Histostem expands operations in Asia from its base in Seoul,
Korea
• Leverage Histostem’s unique achievements to become
a pioneer in the collection, isolation, and storage
technologies for cord blood.
• Refine Histostem’s patents, products, and collection
procedures to meet or exceed ethical standards – opening
doors to AABB, NCBI, and US FDA approval
• Obtain financing to execute the overall strategic
business plan
•
Our mission is to become one of  the largest providers in
the world of cord blood stem cells for transplant and
research purposes.

Histostem Company Overview
Histostem established February 2, 2000
• CEO Han Hoon  M.D.,PhD.
• Business Mission = Stem Cell solutions for untreatable
or hard-to-treat diseases
• Number of Employees: 56
• In 2007 Histostem had more than four million dollars of
Korean GAAP revenue
(based on August conversion rate of the WAN)

Histostem Company Overview
continued
Histostem / AmStem International Lines of Business
• Preservation of donated Cord Blood
• Supply of donated Cord Blood
• Development of Cord Blood Stem Cells
• Supply of Cord Blood Stem Cells
• Therapy by Cord Blood Stem Cells
• Development of Stem Cell therapy products

What Makes AmStem & Histostem Special?
•
Histostem has been operating since 2000
and in February of 2007, the Korean FDA
approved Histostem’s Stem Cells for
Clinical / Surgical Applications
This is an exclusive approval; no other company in
Korea has this
This gives Histostem, in effect, “carte blanche” to treat
any and all types of applicable disease conditions
There is no comparable regulatory approval of Stem
Cells at this level anywhere in the world
As a subsidiary of AmStem International, Histostem’s
past and future approvals and achievements will
accelerate our international strategic plan and greatly
benefit our shareholders

What Makes AmStem & Histostem Special?
•
Histostem is the largest Cord Blood Bank
facility in the world –
the nearest competitor
is less than half as big
Histostem is the only accredited Cord Blood Bank
(CBB) in Korea
Over 80,000 CBUs are stored in a state of the art,
quality-controlled facility
Histostem owns 6 patents on Stem Cell applications
derived from Cord Blood
Histostem is positioned for expansion throughout
Asia, with an established supply chain
Research results are already secured to show efficacy
of treatment

What Makes AmStem & Histostem Special?
Histostem provides four major technology based services:
• Histostem has successfully developed technology to perfect the isolation of stem cells, and has successfully developed two major platforms:
Hematopoietic Stem Cells that generate blood cells, and Multipotent Cells which can differentiate into many other types of cells and organs.
• Histostem has also developed a pioneering technology which allows for the successful  isolation of stem cells from Umbilical Cord Blood (UCB), while amplifying these cells to generate Multipotent Stem Cells. These
Multipotent Stem Cells do not require the use of a feeder layer or animal serum. Histostem is the only Stem Cell biotechnology company that has refined this technology.
• Histostem recently developed a proprietary Human Leukocyte Antigen
(HLA) Typing Technique which substantially increases the success rate for cell therapy. This procedure determines tissue compatibility between patient and donor, by deploying this HLA Procedure with DNA Mapping, ultimately increasing the accuracy of the compatibility.
• Lastly, Histostem provides patient treatment and therapy, by direct application of the Stem Cell to diseased organs, and
problematic tissue regions. Histostem plans to continue
develop this therapy with the New Hospital Treatment Center, and Advance Stem Cell Therapy College. Contracted Regional
Centers will also be established to allow key hospitals to treat patients at their hospital facilities.

11 AmStem International Company Overview • President – David L. Stark • Business Mission = Expansion of Histostem’s Korean successes to global markets

AmStem International
Post Merger Capital Structure
• SCII Estimated Outstanding shares 46,640,000
• SCII Issued to Histostem for
90% of their outstanding shares 72,518,053
• SCII Other Shares to be issued 4,000,000
• Options outstanding (WA $0.20) 3,650,000
• Fully Diluted Estimated Outstanding 126,808,053
• 1 for 3 reverse split 42,269,351
• Estimated Post Merger Options and
shares to be issued 5,000,000
• Fully Diluted, Post Merger and Post
bridge note – prior to equity funding
47,269,351

All Projection provided by business plan prepared by Princeton Healthcare Inc.
• Revenue will be increased through joint AmStem and Histostem efforts, with expansion in existing Asian markets + development of new international markets, approvals, and advertising.
• At the same time, Stem Cell Market Drivers for the U.S.
and International markets are extremely favorable
(see next slide)
AmStem International Revenue Mix
continued
Revenue Breakdown Year One ($,000)
$160
$2,654
$340
$10,902
$2,021
Stem Cell Storage Cord Blood Storage Sales Cord Blood Sales Stem Cell Supply Stem Cell Therapy

ESTIMATED STEM CELL PRODUCT SALES
Scale in billions
2017: $8.5 billion
$8
6
4
2
2006
2017

AmStem INTERNATIONAL

Stem Cell Market Drivers
• Stem cell product sales in the
United States totaled $36
million in 2007, a 119 percent
increase from the previous
year, and are expected to reach
$87 million, a 144 percent
increase, in 2008*
Worldwide demand for Stem Cell technology by
the year 2010 is expected to exceed $8.5 Billion
and $9.8 Billion by 2015.
(Market data based on the Jain Pharma-Biotech Report, 2006 -Basel, Switzerland).
*according to Robin R. Young,
CFA, a medical industry analyst
ranked as one of The Wall Street
Journal's "Best on the Street" and
among Institutional Investor's top-
10. 02/26/08
Strong U.S. Growth in 2008 and Beyond

AmStem International Revenue Mix
continued
Stem Cell Storage
– Increase scientific awareness of services.
Strategies for Increasing Revenue
Cord Blood Storage Sales
– Increase public awareness of
services through expansion of existing marketing efforts.
Cord Blood Sales
– Leverage current inventory by increasing
scientific and public awareness of quality and availability.  Based on the low range of the valuation performed the current inventory, there is more than $100,000,000 worth of cord blood in stock.
Stem Cell Supply
– Expand markets in Asia and internationally
through AABB accreditation and scientific networking.
Stem Cell Therapy
– Increase public awareness
of services and expand medical tourism.

600
500
400
300
200
100
0
India
Taiwan
Thailand
Malaysia
Singapore

Estimated Stem Cell Research
Market in Asia by 2015
Asia by 2015:
India
- $540 million
Taiwan
- $320 million
Thailand
- $230 million
Malaysia
- $157 million
Singapore
- $100 million
Dr Alka Sharma, Principal Scientific Officer, Department of Biotechnology, Government of India, New Delhi.

Histostem’s World-Class Facilities
Cord Blood is maintained in a
computerized, state of the art system
that will readily qualify for AABB and
other international accreditation.
The laboratory equipment
is brand new and top of
the line for the industry.
Quality Control is
fully automated
and documented.

중앙통제센터
질병관리본부
국립보건연구원
보건산업진흥원
이전규모
구 분
건축규모 m² (평)
식품의약품안전청
36,896 (11,161)
국립독성과학원
29,665 (8,974)
기타 기관 등
61,020 (18,456)
합 계
127,581 (38,593)

Planned Expansion of Facilities
AmStem plans to  develop a new, internationally accredited
laboratory facility to increase capacity and develop
comprehensive clinical trials in the USA and Europe. The
expanded facilities would also allow for an increase in
manufacturing capacity to meet current market demands for
Stem Cell Cord Blood Technology in South Korea and
surrounding Asian Regional Countries.

Histostem’s Established Customer Base
Histostem already has luxury,
high-end established users of
products and services derived
from their Stem Cells.
The “medical spa” is an
extremely lucrative and
growing market in Korea and
throughout Asia.

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Only One Chance for your baby.

AmStem
INTERNATIONAL

Histostem Distribution Channels
& Existing Markets
Seoul Cord Blood Bank
Extensive marketing and collection mechanisms
already in place to ensure a steady and loyal stream
of cord blood donors for personal and research use.

About Histostem
Seoul Cord Blood Bank
Stemcell Therapy
What is Umbilical Cord Blood Stem Cell Therapy?
go
Cord Blood Transplant
What is Hematopoietic Stem Cell Transplant?
go
Getting Started
Request Info
Library
Pioneer in Stemcell Therapy
Developed an innovative umbilical cord blood stemcell technology to treat the incurable deseases of our time
Clinical Cases
MORE
Clinical Clases
Lifesaving stories about cord blood stem cell therapy.
See actual clinical cases.
What's new?
Real Stories
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Human Umbilical Cord Blood Stem Ce..
'Stem Cell Follow-Up'
Newsroom
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News Stem Cell Follow-Up
News Stem Cell Surgery Follow-U..
News Stem Cell Surgery In S. Ko..
News Stem Cell Transplant

AmStem INTERNATIONAL

Histostem Distribution Channels
& Existing Markets continued
With pictures
Existing distribution to Korean university hospitals and medical facilities has resulted in astonishing clinical success stories and advocacy by leading surgeons, clinics, and teaching hospitals.

Patients Testimonials

Spinal cord Injury

Michelle Farrar (Female, 37, USA)

In an interview with ABC-TV News of the USA following the stem cell operation in November 2005, she said, "I could feel the touches of my sister's hands on my feet and hands."

임동오

Buerger's Disease

D.O. Lim (Male, 46, Korea)

After the stem cell therapy in February 2004, he said, "my feet used to be ice cold, but now they are warm. Vascular activities on my feet are now normal."

Histostem Clinical Successes

Histostem Production Process
Stem Cells are derived from the umbilical cord (CBSCs)
immediately after birth. The donated units of cord blood
(CBUs)  are promptly processed and stored for medical
use, both in unrelated transplants (where the donor is a
likely compatible match, but is anonymous and unrelated
to the recipient) and for personal storage and use.
…Even the lab
techs are all Ph.D.
level…

AmStem International,
Corp.’s Patent Protection
The following list provides a summary of Histostem’s major registered patents that will become part of AmStem International patents:
• Method of Isolating and culturing mesenchymal stem cell derived from Cord Blood
(11/22/2004)
• Method of Isolating and culturing mesenchymal stem cell derived from cryopreserved umbilical cord blood (11/22/2004)
• Development of Umbilical Cord Blodod Mixing Technique for overcoming the limitation of umbilical cord blood in hematopoietic stem cell transplantation
(11/28/2000)
• Cell Therapy of Spinal Cord injuries using Umbilical Cord Blood derived stem cell
(11/22/2004).
• Cell Therapy of amyotrophic lateral sclerosis (ALS) using D-mannitol and Umbilical
Cord Blood Derived Stem Cell (5/18/2005)
Cell Therapy of baldness using Umbilical Cord Blood derived Stem
Cell (12/30/2004).

AmStem International & Histostem Business Goals and Capabilities

•
Immediately establish accreditation with AABB,
NBMD, and NCBI, to facilitate access of inventory
by international researchers and companies
Joint Business Goals
•
Secure US FDA approvals in key markets, and develop
an international marketing campaign to facilitate the
distribution of Stem Cell products

•
Upgrade and expand clinical trials and data in South
Korea, to build a solid foundation of preliminary data
to be used eventually for application to the US FDA
and European regulatory agencies
Joint Business Goals
•
Expand marketing of medical tourism for Histostem
in Asia and internationally, leveraging clinical trial
successes into dynamic marketing strategies to
build overwhelming public support for Stem Cell
therapies

•
Expand Seoul Cord Blood Bank to be the premier
Stem Cell therapy clinic in the world, and attract
medical tourism from Asia and internationally
•
Establish additional Stem Cell therapy clinics in the
U.S., Europe, and other regions as feasible within
local regulations
Joint Business Goals
•
Develop inroads to the FDA’s CBER division, by
high profile participation in stem cell forums,
conventions, and policy meetings

Dr.  Han Hoon, M.D., PhD.
• Researcher at Medical College, UCLA
• Professor at Catholic Medical University
• Research professor at UCLA
• Inst. of Medical Science, Catholic
Medical Univ.
• Korea Rep. of the Asia Cord
• The American Society for Histo-
compatibility and Immunogenetics
Honorary  Member
• Vice Chairman of Korea Society for
Biomaterials
• Member and Director of the
Experimental Hematology
Executive Team
David Stark
• Formerly the Director of Research  for the National
Institute of Clinical Research (NICR), he has been fully
responsible for the management and lead for FDA
approval for  over 12 Biotech companies.
• President of successful Pharma company, for the
treatment of hormonal dysfunction.
• Vice President of Regulatory for equine stem cell
company,  along with being a former senior management
director  for such companies as Genentech, Suni Medical
imaging Inc. and UCSF medical school.
• In addition to his solid accomplishments on the industry
side of clinical drug and biologic development, David is
professor of research , and  familiar with the FDA and has
fostered a good working relationship with that
governmental organization.
• Currently he has worked on over 130 Biological clinical
and over 63 device trials from protocol development to
FDA approval.

Use of Proceeds
•
Comprehensive program for Clinical Programs in the
USA and Europe.
•
Increase manufacturing capacity to meet current
market demands for Stem Cell Cord Blood
Technology.
•
Initial funding for Pre-Clinical Study for
Tumorigenicity.
•
Obtaining accredited manufacturing facility (for 2
floors)
•
Initial funding for Clinical Study for Buerger's
Disease.
•
Regional and International Marketing and Clinical
trials
•
US FDA Approval
•
Procurement for the Facilities for Contamination
Test.
•
Corporate general purpose

Use of Proceeds
•
AmStem/Histostem is seeking an immediate
capital investment for Phase II, of $10M, to bring
the new laboratory facility up to international
accreditation standards, quality control, and
expansion.  The former is mostly a matter of new
filings with AABB, NBMD, and NCBI, as
Histostem has already been accredited to a high
degree by AsiaCORD.

•
Increasing Stem Cell collection, production, and
storage capacity will allow development of
comprehensive clinical trials in South Korea that will
provide ICH-compliant data to eventually gain approvals
in the USA and Europe. The expanded, accredited
facilities will allow for an increase in manufacturing
capacity to meet current market demands for Stem Cell
Cord Blood Technology in South Korea and
surrounding Asian Regional Countries.
Use of Proceeds

•
Over the course of the next year,
AmStem/Histostem will establish large-
scale clinical trials programs in South
Korea, where full KFDA approval
already exists.  Eventually,
AmStem/Histostem will establish an
office and a GMP facility in the USA;
purchasing medical and laboratory
equipment to replicate Histostem
technology. The companies also intend
to use the balance of these net
proceeds from the equity offering for
further product development work,
using data from these clinical trials for
regulatory approvals.
Use of Proceeds

•
AmStem/Histostem funding will support high-
quality research and provide capital to support the
ICH-compliant clinical trials needed to secure FDA
approvals within the USA & Europe; focusing first
on Buerger’s Disease and Cirrhosis, where the
preliminary clinical trials have demonstrated
considerable clinical efficacy.
Use of Proceeds

•
Expansion of clinical trials will include Hair Loss,
Diabetes Type I and II, Acute Renal Failure, and
spinal cord paralysis, where preliminary data has
been very promising.  Additional trials were be
started in parallel for Lou Gehrig’s and Crohn’s
Disease.
Use of Proceeds

The therapeutic
gene is packaged
into a delivery
vehicle such as
a retrovirus
Direct Delivery
...and injected
into the patient
Therapeutic
gene
Adult stem
cells
Target organ
(e.g. liver)
AmStem
ES cell
HLA bank
Genetically modified Stem cells
(can block immune rejection
from patient)
in vitro
differentiated
stem cell
The therapeutic gene
is packaged into a
delivery vehicle such
as a retrovirus and
introduced into the
cells.
The genetically
modified
cells are
reintroduced
into the patient.
Therapeutic
gene
Cell-based Delivery

Investment Highlights
Investment Highlights
With the Korean FDA approval of its Stem Cell
Therapy for the treatment of disease early in Feb.
2007, Histostem is one of the first Biotech companies
that has commercially available lines of products.
Histostem maintains the largest Cord Blood/Stem
Cell Storage facilities in the world with over 80,000
units currently available in “cold storage”
New businesses such as Viacell (VIAC), Cryo-Cell
(CCYL), and Stemcells (STEM) have yielded huge
gains for early investors. AmStem International is
acquiring a robust,
established business
and may
provide a similar opportunity.
Worldwide demand for Stem Cell technology by the
year 2010 is expected to exceed $8.5 Billion and $9.8
Billion by 2015.(market data based on the Jain
Pharma-Biotech Report, 2006 -Basel, Switzerland).

Investment Highlights
Investment Highlights
Histostem has successfully completed clinical trials
with over 500 patients. The Company anticipates that
this therapeutic technology will have successful
clinical efficacy, combating several prevalent
diseases including: Spinal Cord Injury and Paralysis,
Acute Renal Failure, Diabetes, Buerger’s Disease,
Lou Gehrig’s Disease, and Crohn’s Diseases.
According to the Korean Patent Information Board
report of May 2006, Histostem was ranked #1 in the
world in number of patents applications related to the
field of Umbilical Cord Blood Stem Cell isolation and
manufacturing.
Histostem is the only Korean Biotech Company
accredited by AsiaCORD for their adherence to its
strict guidelines on research, facilities and
management of blood banks.

Wednesday, September 10, 2008
Thank you very much for considering this information.  In my quest for additional facts for our slide show, I have discovered that the stem cell market is anticipated to be a
$10 billion dollar industry by 2010. The national yearly spending for stem cell research in the U.S. currently exceeds $600 million. Approximately $600 million is also spent internationally (with China being the leader at $250 million), and California alone has pledged $3 billion over the next decade. On January 11, 2007, $48.5 million was authorized for non-profit and academic institutions alone. Fifty-seven U.S. academic institutions are currently conducting stem-cell research as well as at least 14 labs outside of the United States. 90% of research dollars has so far been spent on infrastructure and equipment. Acquisition of materials is now the new growth market.
Private stem cell companies have a huge market potential for licensing agreements with over ten known countries, 80 known companies, 70 known academic centers, and many others institutions applying or researching stem cell technology. The market potential will continue to grow as more users enter the space and more useful stem cell products become available as a result of concentrated research effort in this space.
Most of the existing stem cell companies are built around a single technology that addresses a single human disease/injury state. None possess technologies for generating human cell populations in quantity, quality or percentage purity that equals that of
AmStem. None create stem cell-derived human cell populations for license or sale. Thus, our differentiated stem cell products serve an unmet market need.
A closing note from David Stark, AmStem International, Corp.  President:
David Stark, President, AmStem International, Corp.